UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 5, 2017

Capital Senior Living Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

1-13445	75-2678809
(Commission File Number)	(IRS Employer Identification No.)

14160 Dallas Parkway Suite 300 Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

(972) 770-5600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On September 5, 2017, Capital Senior Living Corporation (the “Company”) updated its investor presentation, a copy of which is attached hereto as Exhibit 99.1.

The information being furnished under Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such a filing. The investor presentation contains, and may implicate, forward-looking statements regarding the Company and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

In the investor presentation, the Company’s management utilizes Adjusted EBITDAR as a financial valuation measure and Adjusted Net Income and Adjusted CFFO as financial performance measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures may have material limitations in that they do not reflect all of the costs associated with the Company’s results of operations as determined in accordance with GAAP. As a result, these non-GAAP financial measures should not be considered a substitute for, nor superior to, financial results and measures determined or calculated in accordance with GAAP. Adjusted EBITDAR is a valuation measure commonly used by the Company’s management, research analysts and investors to value companies in the senior living industry. Because Adjusted EBITDAR excludes interest expense and rent expense, it allows the Company’s management, research analysts and investors to compare the enterprise values of different companies without regard to differences in capital structures and leasing arrangements. The Company believes that Adjusted Net Income and Adjusted CFFO are useful as performance measures in identifying trends in day-to-day operations because they exclude the costs associated with acquisitions and conversions and other items that do not ordinarily reflect the ongoing operating results of the Company’s primary business. Adjusted Net Income and Adjusted CFFO provide indicators to management of progress in achieving both consolidated and individual business unit operating performance and are used by research analysts and investors to evaluate the performance of companies in the senior living industry. The Company strongly urges investors to review on the last page of the Company’s earnings releases the reconciliation of net loss to Adjusted EBITDAR and the reconciliation of net (loss) income to Adjusted Net (Loss) Income and Adjusted CFFO, along with the Company’s consolidated balance sheets, statements of operations, and statements of cash flows.

By filing this Current Report on Form 8-K, the Company does not acknowledge that disclosure of this information is required by Regulation FD or that the information was material or non-public before the disclosure. The Company assumes no obligation to update or supplement forward-looking statements in this presentation that become untrue because of new information, subsequent events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

*99.1 Capital Senior Living Corporation Updated Investor Presentation.

*	This exhibit to this Current Report on Form 8-K is not being filed but is being furnished pursuant to Item 9.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2017	Capital Senior Living Corporation

	By:	/s/ Carey P. Hendrickson
	Name:	Carey P. Hendrickson
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

*99.1	Capital Senior Living Corporation Updated Investor Presentation.

*	This exhibit to this Current Report on Form 8-K is not being filed but is being furnished pursuant to Item 9.01.